UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2023
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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan		1-13873	38-0819050
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

901 44th Street SE
Grand Rapids,	Michigan		49508
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (616) 247-2710

None
(Former name, former address and former fiscal year, if changed since last report.)
_______

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Steelcase Inc. (“we”, “our”) is filing this Current Report on Form 8-K to reflect changes to the presentation of our financial information as set forth in our Annual Report on Form 10-K for the fiscal year ended February 24, 2023 (“Report”) as filed on April 14, 2023, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended.

As previously disclosed in our Current Report on Form 8-K filed June 2, 2023 and reflected in our Quarterly Reports on Form 10-Q for the quarterly periods ended May 26, 2023 and August 25, 2023, we realigned our reportable segments for financial reporting purposes as a result of changes in how business performance is monitored and resources are allocated to support our top strategic priorities. During the quarterly period ended May 26, 2023, we simplified our internal reporting to summarize the results of all brands by geography including utilization of previously unallocated corporate expenses. This change is consistent to the organizational structure that is used by our Chief Operating Decision Maker for making operating and investment decisions and assessing business performance.

Our realigned reportable segments are as follows:

•Americas Segment - The Americas segment serves customers in the United States, Canada, the Caribbean Islands and Latin America with a comprehensive portfolio of furniture, architectural, textile and surface imaging products that are marketed to corporate, government, healthcare, education and retail customers primarily through the Steelcase, AMQ, Coalesse, Designtex, HALCON, Orangebox, Smith System and Viccarbe brands.

•International Segment - The International segment serves customers in Europe, the Middle East and Africa and Asia Pacific with a comprehensive portfolio of furniture and architectural products that are marketed to corporate, government, education and retail customers primarily through the Steelcase, Coalesse, Orangebox, Smith System and Viccarbe brands.

Accordingly, Exhibit 99.1 updates the information in the following items as filed in the Report to reflect the changes made to our segment reporting:

•Part I. Item 1, Business;
•Part I. Item 2, Properties;
•Part II. Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations; and
•Part II. Item 8, Financial Statements and Supplementary Data.

Prior periods in Exhibit 99.1 have been recast to conform with the realigned segments. The information included in Exhibit 99.1 affects disclosures related to previously disclosed segment results and does not in any way restate or revise the consolidated financial position, results of operations or cash flows in any previously filed consolidated statements of income, consolidated statements of comprehensive income, consolidated balance sheets or consolidated statements of cash flows.

No items in the Report other than those identified above are being updated by this filing, and this filing does not reflect any subsequent information or events other than the revised segment reporting. Exhibit 99.1 should be read in conjunction with the Report as filed, our Current Report on Form 8-K filed June 2, 2023 and our Quarterly Reports on Form 10-Q for the quarterly periods ended May 26, 2023 and August 25, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) EXHIBITS.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, LLP.
99.1	Revised Part I, Item 1., Part I, Item 2., Part II, Item 7. and Part II, Item 8. of the Annual Report on Form 10-K for the year ended February 24, 2023.
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Schema Document
101.CAL	Inline XBRL Calculation Linkbase Document
101.LAB	Inline XBRL Labels Linkbase Document
101.PRE	Inline XBRL Presentation Linkbase Document
101.DEF	Inline XBRL Definition Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

By:	/s/ Nicole C. McGrath
Nicole C. McGrath Vice President, Corporate Controller & Chief Accounting Officer
Date: September 22, 2023